UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

AGILENT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, California		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 227-9770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Agilent Technologies, Inc. is filing this Current Report on Form 8-K/A to correct an error in the EDGAR submission header of the Company’s Current Report on Form 8-K filed on March 31, 2026 (the “Original 8-K”), which mistakenly identifies the filing as being made pursuant to Item 5.01 of Form 8-K. The sole purpose of this amendment is to correct the EDGAR submission header for the Original 8-K as disclosure under Item 5.02 of Form 8-K. The text and the content of the disclosures provided herein and the exhibits attached hereto remain unchanged from those included in the Original 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 31, 2026, Bret DiMarco, Senior Vice President, Chief Legal Officer and Secretary of Agilent Technologies, Inc. (the “Company”), entered into a transition and general release agreement with the Company (the “Transition Agreement”) pursuant to which Mr. DiMarco will resign from such roles upon the earlier to occur of the start date of a new Chief Legal Officer or September 30, 2026. In any event, Mr. DiMarco will continue as a Special Advisor in order to provide transitional assistance through December 1, 2026.

While serving as a Special Advisor, Mr. DiMarco will be paid a base salary at the annualized rate of $350,000, will remain eligible to participate in the Company’s group health and welfare plans and will continue vesting in outstanding Company equity awards in accordance with their terms, however, Mr. DiMarco will not be eligible for additional equity grants or for the payment of an annual bonus in respect of the Company’s 2026 fiscal year. Following completion of Mr. DiMarco’s service as Special Advisor and subject to his execution (and the effectiveness) of a supplemental release of claims pursuant to the Transition Agreement, Mr. DiMarco will be paid a lump sum payment in an amount equal to (i) one times his current base salary and target bonus less (ii) the amount of base salary paid in respect of his service as a Special Advisor.

The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by the full text of the Transition Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Transition and General Release Agreement between Bret DiMarco and Agilent Technologies, Inc., dated March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agilent Technologies, Inc.

Date:	April 3, 2026	By:	/s/ Padraig McDonnell
Padraig McDonnell President and Chief Executive Officer